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                                                                    EXHIBIT 23.1
                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-33013, No. 33-33063, and No. 33-65157, and No. 33-68860 on Forms S-8 and
Registration Statement No. 33-45815 on Form S-3 of our reports dated April 15, 1996, appearing and incorporated by reference in this Annual Report on Form 10-K of Network Equipment Technologies, Inc. for the year ended March 31, 1996.

DELOITTE & TOUCHE LLP

San Jose, California
June 21, 1996